UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

BIONEXUS GENE LAB CORP.
(Exact name of registrant as specified in its charter)

Wyoming	333-229399	35-2604830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2, Level 10, Tower B, Avenue 3, The Vertical Business Suite II

Bangar South

No. 8 Jalan Kerinchi

59200, Kuala Lumpur

(Address of Principal Executive Offices)

+603 1221-26512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Total Asia Associates PLT, the Company’s independent registered public accounting firm, entered into an agreement with JP Centurion & Partners PLT in a transaction pursuant to which Total Asia Associates PLT merged its audit operations into JP Centurion & Partners PLT and certain of the professional staff of Total Asia Associates PLT joined JP Centurion & Partners PLT as employees of JP Centurion & Partners PLT. Accordingly, effective October 1, 2020, Total Asia Associates PLT resigned as the Company's independent registered public accounting firm and JP Centurion & Partners PLT became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Company's Board of Directors on October 7, 2020.

The principal accountant's reports of Total Asia Associates PLT on the financial statements of the Company as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018, and through October 1, 2020, there were no disagreements with Total Asia Associates PLT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Total Asia Associates PLT’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended August 31, 2018 and 2017, and through January 7, 2019, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2019 and 2018, and through October 1, 2020, the Company did not consult with JP Centurion & Partners PLT with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JP Centurion & Partners PLT, CPA with a copy of the foregoing disclosure and requested JP Centurion & Partners PLT, CPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 1, 2020, furnished by Total Asia Associates PLT, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter to the Securities and Exchange Commission dated October 1, 2020 from Total Asia Associates PLT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONEXUS GENE LAB CORPORATION

/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer
(Principal Executive Officer)

Date: October 7, 2020

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